UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                  SCHEDULE 14A
                                 (RULE 14a-101)


                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934


                           Filed by the Registrant [X]
                 Filed by a Party other than the Registrant [_]


                           Check the appropriate box:

[X]   Preliminary Proxy Statement
[_] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[_]   Definitive Proxy Statement
[_]   Definitive Additional Materials
[_]   Soliciting Material under Rule 14a-12


                      HIGHLAND FLOATING RATE ADVANTAGE FUND
                      -------------------------------------
                (Name of Registrant as Specified in its Charter)


                ------------------------------------------------
    (Name of Person(s) filing Proxy Statement, if other than the Registrant)

Payment of filing fee (check the approximate box):

[X]   No fee required.
[_]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      1) Title of each class of securities to which transaction applies:

      2) Aggregate number of securities to which transaction applies:

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

      4) Proposed maximum aggregate value of transaction:

      5) Total fee paid:

[_]   Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1) Amount Previously Paid:
      2) Form, Schedule or Registration Statement No.:
      3) Filing Party:
      4) Date Filed:

                      HIGHLAND FLOATING RATE ADVANTAGE FUND
                           13455 NOEL ROAD, SUITE 800
                               DALLAS, TEXAS 75240






[_______], 2007


Dear Shareholder:

      NOTICE IS HEREBY GIVEN that a SPECIAL MEETING OF SHAREHOLDERS (the "Special Meeting") of Highland Floating Rate Advantage Fund (the "Fund"), a Massachusetts business trust, will be held on [_______], 2007 at [_]:00 a.m., Central Time, at the offices of Highland Capital Management, L.P., 13455 Noel Road, Suite 800, Dallas, Texas 75240.

      The Special Meeting is being held to consider and vote on the following proposals:

PROPOSAL 1:

      To approve an Agreement and Plan of Reorganization, pursuant to which the Fund would be reorganized into a newly formed Delaware statutory trust, also named Highland Floating Rate Advantage Fund; and

PROPOSAL 2:

      To transact such other business as may properly come before the Special Meeting and any adjournments thereof.

      Shareholders of record of the Fund at the close of business on [_______], 2007 (the "Record Date") are entitled to notice of, and to vote on, the proposal(s) at the Special Meeting or any adjournment thereof. Shareholders are invited to attend in person. If you plan to attend the Special Meeting, please indicate this on the enclosed proxy card and return it promptly in the enclosed envelope. You may also cast your vote by completing, signing, and returning the enclosed proxy card by mail in the envelope provided. Whether you will be able to attend or not, PLEASE VOTE so that a quorum will be present at the Special Meeting.

      YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. YOU CAN VOTE EASILY AND QUICKLY BY MAIL OR IN PERSON. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE HAS BEEN ENCLOSED FOR YOUR CONVENIENCE. PLEASE HELP AVOID THE EXPENSE OF A FOLLOW-UP MAILING BY VOTING TODAY!


      We appreciate your participation and prompt response in these matters and thank you for your continued support.


                                          Sincerely,


                                          James D. Dondero
                                          PRESIDENT

                                IMPORTANT NOTICE


      At a Special Meeting of Shareholders of Highland Floating Rate Advantage Fund (the "Fund") to be held on [_______], 2007 (the "Special Meeting"), shareholders will have the opportunity to vote on a proposal relating to the Fund. We recommend that you read the entire enclosed Proxy Statement, which describes the proposal in more detail. For your convenience, we have provided some "Questions and Answers" to assist you in reviewing the proposal.


                 QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING
                             AND THE PROXY STATEMENT


Q.    WHY IS THE FUND HOLDING A SPECIAL MEETING?

A. You are being asked to consider a proposal to reorganize the Fund into a newly formed Delaware statutory trust called Highland Floating Rate Advantage Fund ("New Fund") ("Reorganization"). The New Fund will have the same name and a substantially identical investment program as the Fund. However, it will be organized as a Delaware statutory trust. The Board of Trustees of the Fund ("Fund Board") and New Fund will be identical. In addition, the Fund's existing investment adviser, Highland Capital Management, L.P. ("Highland"), administrator, independent registered public accounting firm and other service providers will continue to serve in same roles for the New Fund under agreements that are substantially identical to the agreements for the Fund.


Q.    WHY SHOULD I VOTE IN FAVOR OF THE REORGANIZATION?

A. The Reorganization is being proposed because Highland and the Fund Board believe that the Delaware statutory trust form of organization offers a number of advantages over the Massachusetts form of organization. As a result of these advantages, the Delaware statutory trust organizational form has been increasingly used by funds, including a number of the funds in the family of funds managed by Highland.


Q.    HOW DOES THE FUND BOARD RECOMMEND THAT I VOTE?

A. After careful consideration of the proposal, the Fund Board, including those members who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended) of the Fund or New Fund, approved the proposal and recommend that you vote in favor of the proposal. The reasons for the Fund Board's recommendation are discussed in more detail in the enclosed Proxy Statement.


Q.    WHAT HAPPENS IF THE PROPOSAL IS NOT APPROVED?

A. If shareholders of the Fund do not approve the Reorganization, the Fund will continue to operate as a Massachusetts business trust.

Q.    WHO CAN I CALL IF I HAVE QUESTIONS?

A. We will be pleased to answer your questions about this proxy solicitation. Please call the Fund toll free at [______________].


Q.    WHO IS ELIGIBLE TO VOTE?

A. You are entitled to vote at the meeting and any adjournment if you owned shares of the Fund at the close of business on [_______], 2007.


Q.    HOW DO I VOTE?

A. You may use the enclosed postage-paid envelope to mail your proxy card or you may attend the Special Meeting in person. You may also vote by phone by calling [________] the proxy solicitor, The Altman Group, at [______].

                      HIGHLAND FLOATING RATE ADVANTAGE FUND
                           13455 NOEL ROAD, SUITE 800
                               DALLAS, TEXAS 75240


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON [_______], 2007


To the Shareholders:

      A SPECIAL MEETING OF SHAREHOLDERS (the "Special Meeting") of Highland Floating Rate Advantage Fund (the "Fund"), a Massachusetts business trust, will be held on [_______], 2007 at [_]:00 a.m., Central Time, at the offices of Highland Capital Management, L.P., 13455 Noel Road, Suite 800, Dallas, Texas 75240 for the following purposes:

PROPOSAL 1:

      To approve an Agreement and Plan of Reorganization, pursuant to which the Fund would be reorganized into a newly formed Delaware statutory trust, also named Highland Floating Rate Advantage Fund; and

PROPOSAL 2:

      To transact such other business as may properly come before the Special Meeting and any adjournments thereof.

      Shareholders of record at the close of business on [_______], 2007 are entitled to notice of, and to vote at, the Special Meeting. Your attention is called to the accompanying Proxy Statement. Regardless of whether you plan to attend the Special Meeting, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY so that a quorum will be present and a maximum number of shares may be voted. If you are present at the Special Meeting, you may change your vote, if desired, at that time.



                                          By  the   Order  of  the   Board  of
                                          Trustees



                                          M. Jason  Blackburn,  Treasurer  and
                                          Secretary






Dated: [_______], 2007






                  YOUR BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS
                     THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

                      HIGHLAND FLOATING RATE ADVANTAGE FUND
                           13455 NOEL ROAD, SUITE 800
                               DALLAS, TEXAS 75240


                                 PROXY STATEMENT
                         SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON [_______], 2007


      This Proxy Statement is furnished in conjunction with the solicitation of proxies by the Board of Trustees of Highland Floating Rate Advantage Fund (the "Fund"), a Massachusetts business trust, for voting at a special meeting of shareholders (the "Special Meeting") of the Fund to be held on [_______], 2007 at [_]:00 a.m., Central Time, at the offices of Highland Capital Management, L.P., 13455 Noel Road, Suite 800, Dallas Parkway, Dallas, Texas 75240 for the following purposes:

PROPOSAL 1:

      To approve an Agreement and Plan of Reorganization ("Agreement"), pursuant to which the Fund would be reorganized into a newly formed Delaware statutory trust ("Reorganization"), also named Highland Floating Rate Advantage Fund ("New Fund," and together with the Fund, the "Funds"); and

PROPOSAL 2:

      To transact such other business as may properly come before the Special Meeting and any adjournments thereof.

SOLICITATION OF PROXIES

      This solicitation of proxies is being made by the Board of Trustees of the Fund ("Fund Board"). Solicitation of proxies is being made primarily by the mailing of this Notice and Proxy Statement with its enclosures on or about [_______], 2007. Shareholders of record at the close of business on [_______], 2007 (the "Record Date") are entitled to notice of, and to vote at, the Special Meeting. Shareholders of the Fund whose shares are held by nominees, such as brokers, can vote their proxies by contacting their respective nominees. In addition to the solicitation of proxies by mail, officers and agents of the Fund and its affiliates may, without additional compensation, solicit proxies by telephone, telegraph, facsimile, or oral communication. Solicitation may also be made by The Altman Group, a paid proxy solicitation firm. The costs of soliciting the proxies, estimated to be approximately $[_____], will be borne by the Fund.

      A shareholder may revoke the accompanying proxy at any time prior to its use by filing with the Fund a written revocation or duly executed proxy bearing a later date. In addition, any shareholder who attends the Special Meeting in person may vote by ballot at the Special Meeting, thereby canceling any proxy previously given. The persons named in the accompanying proxy will vote as directed by the proxy, but in the absence of voting directions in any proxy that is signed and returned, they intend to vote "FOR" the proposal and any adjournments of the Special Meeting needed to achieve a quorum, or if a quorum is present but sufficient votes to approve the proposal have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. It is expected that no other matter will be presented at the Special Meeting.

      If you have questions regarding the Special Meeting agenda or the execution of the proxy, call a representative toll-free at (877) 665-1287.

VOTING RIGHTS

      Shareholders of the Fund at the close of business on the Record Date will be entitled to be present and to vote at the Special Meeting and any adjournments thereof with respect to their shares owned as of the Record Date. Shareholders of the Fund will be entitled to cast one vote on the proposal and any adjournment of the Special Meeting for each share owned on the Record Date and a proportionate fractional vote for each fractional share owned on the Record Date. As of the Record Date, the Fund had the following shares outstanding, which equals the number of votes to which the shareholders of the Fund are entitled:

      Class A           [_________]
      Class B           [_________]
      Class C           [_________]
      Class Z           [_________]

      Thirty percent (30%) of the outstanding shares of the Fund on the Record Date, represented in person or by proxy, must be present to constitute a quorum for purposes of acting on the proposal.


      If a quorum for the Fund is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve the proposal have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of the shares represented at the Special Meeting in person or by proxy. In that case, the persons named as proxies will vote FOR such an adjournment all proxies that they are required or entitled to vote for the proposal and will vote AGAINST such an adjournment all proxies that they are required to vote against the proposal.

      The Fund expects that, before the Special Meeting, broker-dealer firms holding shares of the Fund in "street name" for their customers will request voting instructions from their customers and beneficial owners. The Fund understands that under the rules of the New York Stock Exchange broker-dealers that are members of the New York Stock Exchange will not be able to vote on the Reorganization on behalf of customers and beneficial owners from whom they have not received voting instructions.

      In determining whether a quorum is present, the Fund will count shares represented by proxies that reflect abstentions as shares that are present and entitled to vote. Since these shares will be counted as present, but not as voting in favor of the proposal, for purposes other than adjournment, these shares will have the same effect as if they were voted against the proposal. "Broker non-votes" are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted. "Broker non-votes" will not be treated as present for any purpose inasmuch as there is no matter to be considered at the Special Meeting on which they may be voted by the broker or nominee.

     YOU MAY OBTAIN A COPY, WITHOUT CHARGE, OF THE FUND'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED AUGUST 31, 2006 AND THE SEMI-ANNUAL REPORT FOR THE SIX MONTHS ENDED FEBRUARY 28, 2007 BY WRITING THE FUND c/o PFPC Inc., P.O. Box 9840, Providence, RI 02940 or by calling toll-free at (877) 665-1287.

                                   PROPOSAL 1:
                                   -----------

                APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION


                                    OVERVIEW

HOW WILL THE FUND BE REORGANIZED?

     At meetings of the Fund Board held on December 8, 2006 and April 16, 2007, the Fund Board considered the Reorganization. Based on factors described below, the Fund Board approved, on behalf of the Fund, an Agreement and Plan of Reorganization pursuant to which the Fund would be reorganized into the New Fund, a newly formed Delaware statutory trust. The form of the Agreement is attached to this Proxy Statement as Appendix A.

WHAT ARE SHAREHOLDERS BEING ASKED TO APPROVE?

      Shareholders of the Fund are now being asked to approve the Agreement. If shareholders of the Fund approve the Agreement, the Trustees and officers of the Fund will implement the Agreement on behalf of the Fund at a date and time that the Fund Board deems appropriate ("Closing Date"). No Closing Date has been set forth in the Agreement, however, it is currently expected that the Reorganization for the Fund will take place by the end of [_________]. This date may be adjusted in accordance with the Agreement.

      The Agreement contemplates:

      o the transfer of all of the assets of the Fund to the New Fund in exchange for shares of beneficial interest (referred to simply as "shares") of the New Fund;

      o  the assumption by the New Fund of all of the liabilities of the Fund;

      o the distribution to shareholders of each class of the Fund, in exchange for his or her shares of the Fund, of the same number of full and fractional shares of the corresponding class of the New Fund having an aggregate net asset value equal to the aggregate net asset value of the full and fractional shares of that class of the Fund held by that shareholder at the close of business on the Closing Date; and

      o  the subsequent complete termination of the Fund.

      For a more detailed discussion of the terms of the Agreement, please see "SUMMARY OF THE AGREEMENT" below.

      If approved, the Reorganization will have the following effects with respect to the New Fund:

      (1)    The same  Trustees of the Fund will serve as  Trustees  for the New
             Fund.

      (2) The New Fund will enter into a new investment advisory agreement with Highland Capital Management, L.P. ("Highland") that is substantially identical to the agreement currently in place with respect to the Fund. The investment advisory fee rate for the New Fund will be the same as that currently in effect for the Fund.

      (3) Distribution plan will be adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act") with respect to the New Fund and its classes, which is substantially identical to the existing plan.

      (4) Shareholders will be deemed to have approved, to the extent necessary, any actions required to terminate the Fund.

      Shareholders of the Fund are not being asked to vote separately on these matters. Voting "FOR" the proposal constitutes shareholder approval of the actions described above. More information on each of these matters is discussed under "COMPARISON OF THE NEW FUND AND THE FUND" below.

WHY IS THE FUND BOARD RECOMMENDING APPROVAL OF THE AGREEMENT?

     The Fund Board has determined that investment companies formed as Delaware statutory trusts have certain advantages over investment companies organized as Massachusetts business trusts. As a result of these advantages, the Delaware statutory trust organizational form has been increasingly used by funds, including a number of the funds in the family of funds managed by Highland. In unanimously approving the Agreement and recommending that shareholders of the Fund also approve the Agreement, the Fund Board was provided with and evaluated such information as it reasonably believed necessary to consider the proposed Reorganization. The Fund Board determined that (1) the interests of the Fund's shareholders would not be diluted as a result of the Reorganization and (2) the Reorganization would be in the best interests of the Fund and its shareholders. Key factors considered by the Fund Board include:

      o In recent years, many mutual funds have reorganized as Delaware statutory trusts. Highland informed the Fund Board that the Delaware statutory trust form of organization provides more flexibility with respect to the administration of the New Fund, which potentially could lead to greater operating efficiencies and lower expenses for shareholders of the New Fund; greater certainty regarding limiting the liability of shareholders for the obligations of the trust or its trustees; and greater flexibility in structuring shareholder voting rights and shareholder meetings.

      o Highland informed the Fund Board that the New Fund may be able to realize greater operating efficiencies because the Reorganization would permit the New Fund to operate under uniform, modern and flexible governing documents that would streamline the governance process and could reduce costs associated with Fund governance and compliance monitoring.

      o Highland informed the Fund Board that the Reorganization will not result in any material change in the investment objectives or principal investment strategies of the Fund.

      o Highland informed the Fund Board that there was no anticipated material effect on the Fund's annual operating expenses and shareholder fees and services as a result of the Reorganization.

      o      Highland  informed  the Fund Board that there were no  anticipated
             direct  or  indirect   federal  income  tax   consequences  of  the
             Reorganization to Fund shareholders.

WHAT EFFECT WILL THE REORGANIZATION HAVE ON THE FUND AND ITS SHAREHOLDERS?

      The Reorganization will not result in any material change in the investment objectives or principal investment strategies of the Fund. The investment adviser, portfolio managers and other service providers will remain the same. The services provided by those service providers will be the same as those currently being provided to the Fund.

      Immediately after the Reorganization, shareholders of the Fund will own shares of the corresponding class of the New Fund that are equal in number and in value to the shares of the Fund that were held by those shareholders immediately prior to the closing of the Reorganization ("Closing"). For example, if you currently own 100 Class A shares of the Fund, immediately after the Closing, you would own 100 Class A shares of the New Fund having the same net asset value as your original 100 shares of the Fund.

      As a result of the Reorganization, shareholders of the Fund, which is a Massachusetts business trust, will become shareholders of the New Fund, which will be a Delaware statutory trust. For a comparison of certain attributes of these entities that may affect shareholders of the Fund, please see "COMPARISON OF THE NEW FUND AND THE FUND--HOW WILL THE NEW FUND BE ORGANIZED?" below.

WILL THERE BE ANY SALES LOAD, COMMISSION OR OTHER TRANSACTIONAL FEE IN CONNECTION WITH THE REORGANIZATION?

      No. The full value of your shares of the Fund will be exchanged for shares of the same class of the New Fund without any sales load, commission or other transactional fee being imposed.

WHAT WILL BE THE FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION?

      As a condition to consummation of the Reorganization, the Fund will receive an opinion from Kirkpatrick & Lockhart Preston Gates Ellis LLP to the effect that neither the Fund nor its shareholders will recognize any gain or loss as a result of the Reorganization. As a general matter, the holding period for, and the aggregate tax basis in, the New Fund's shares a shareholder receives pursuant to the Reorganization will include the holding period for, and will be the same as the aggregate tax basis in, the Fund shares the shareholder holds immediately prior to the Reorganization (provided the shareholder holds the shares as capital assets on the Closing Date). Also, the New Fund's holding period for, and tax basis in, each asset the Fund transfers to it will include the Fund's holding period for, and be the same as the New Fund's tax basis in, that asset immediately prior to the Reorganization. Please see "SUMMARY OF THE AGREEMENT--WHAT ARE THE FEDERAL INCOME TAX CONSEQUENCES OF THE PROPOSED REORGANIZATION" below for further information.

WHO IS BEARING THE EXPENSES RELATED TO THE REORGANIZATION?

      The Fund will bear the expenses associated with the Reorganization.

                            SUMMARY OF THE AGREEMENT

WHAT ARE THE MATERIAL TERMS AND CONDITIONS OF THE AGREEMENT?

      The terms and conditions under which the Reorganization would be completed are contained in the Agreement. The following summary of the Agreement is qualified in its entirety by reference to the Agreement itself, the form of which is attached to this Proxy Statement as Appendix A.

      The Agreement provides that the New Fund will acquire all of the assets of the Fund in exchange solely for shares of the New Fund and the New Fund's assumption of the Fund's liabilities. The Agreement further provides that, as promptly as practicable after the Closing Date, the Fund will distribute to its shareholders, by class, the shares of the New Fund it receives in the Reorganization.

      The number of full and fractional shares of the New Fund you will receive in the Reorganization will be equal in value, as calculated at the close of business (4:00 p.m. Eastern Time) on the Closing Date, to the number of full and fractional shares of the Fund you own on the Closing Date and will be of the same class as the shares you own on the Closing Date. The New Fund will not issue certificates representing the New Fund shares issued in connection with such exchange.

      After such distribution, the Fund will take all necessary steps under applicable state law, its governing documents, and any other applicable law to effect a complete termination or dissolution of the Fund.

      The Agreement may be terminated, and the Reorganization may be abandoned, at any time prior to its consummation, before or after approval by the Fund shareholders, if circumstances should develop that, in the Fund Board's opinion, make proceeding with the Reorganization inadvisable with respect to the Fund. The completion of the Reorganization also is subject to various conditions, including completion of all necessary filings with the SEC; the receipt of all material consents, orders and permits of federal, state, and local regulatory authorities necessary to consummate the Reorganization; delivery of a legal opinion regarding the federal tax consequences of the Reorganization; and other customary corporate and securities matters. Subject to the satisfaction of those conditions, the Reorganization will take place immediately after the close of business on the Closing Date. The Agreement provides that either the Fund or the New Fund may waive compliance with any of the covenants or conditions made therein for the benefit of the Fund or New Fund, as applicable, if such waiver will not have a material adverse effect on the Fund's shareholders other than the requirements that: (1) all necessary filings shall have been made and all material consents, orders and permits shall have been obtained as contemplated in the Agreement and (2) the Fund and the New Fund receive an opinion of counsel that the transactions contemplated by the Agreement will constitute a tax-free reorganization for federal income tax purposes.

WHAT ARE THE FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION?

      The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code").

      As a condition to consummation of the Reorganization, the Fund and New Fund will receive an opinion from Kirkpatrick & Lockhart Preston Gates Ellis LLP to the effect that, based on the facts and assumptions stated therein as well as certain representations of the Fund and New Fund and conditioned on the Reorganization being completed in accordance with the Agreement, for federal income tax purposes, with respect to the Reorganization and the Fund participating therein:

      (1) the Reorganization will qualify as a "reorganization" (as defined in section 368(a)(1)(F) of the Code), and the Fund will be a "party to a reorganization" (within the meaning of section 368(b) of the Code);

      (2)    the Fund will not recognize gain or loss on the Reorganization;

      (3) the shareholders will not recognize any gain or loss on the exchange of shares of the Fund for shares of the New Fund;

      (4) the holding period for, and tax basis in, the shares of the New Fund a shareholder receives pursuant to the Reorganization will include the holding period for, and will be the same as the aggregate tax basis in, the shares of the Fund the shareholder holds immediately prior to the Reorganization (provided the shareholder holds the shares as capital assets on the applicable Closing Date); and

      (5) the New Fund's holding period for, and tax basis in, each asset the Fund transfers to it will include the Fund's holding period for, and will be the same as the New Fund's tax basis in, that asset immediately prior to the Reorganization.

      Notwithstanding clauses (2) and (5), such opinion may state that no opinion is expressed as to the effect of the Reorganization on the Fund or the shareholders with respect to any transferred asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes on the termination or transfer thereof under a mark-to-market system of accounting.

      The foregoing description of the federal income tax consequences of the Reorganization does not take into account the particular circumstances of any shareholder. If the Reorganization fails to meet the requirements of section 368(a)(1)(F), a shareholder could realize a gain or loss on the transaction. Shareholders are therefore urged to consult their tax advisers as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, foreign and other taxes.

                     COMPARISON OF THE NEW FUND AND THE FUND

HOW WILL THE NEW FUND BE ORGANIZED?

      The Fund is currently organized as a Massachusetts business trust. If the Reorganization is approved, the Fund will redomicile by merging into the New Fund, which will be a Delaware statutory trust governed by its own Declaration of Trust and By-Laws. The operations of the Fund and New Fund are also governed by applicable state and federal law.

WHAT WILL HAPPEN TO THE FUND'S CURRENT BOARD OF TRUSTEES?

      The Trustees of the New Fund are expected to be the same as the Trustees of the Fund. The approval of the Agreement will constitute shareholder approval of the Fund's current Board of Trustees to the same positions with the New Fund.

HOW DOES THE NEW FUND COMPARE TO THE FUND'S CURRENT LEGAL STRUCTURE?

      Under the Agreement and Declaration of Trust and By-Laws of the New Fund, the Trustees of the New Fund will have more flexibility than Trustees of the Fund and, subject to applicable requirements of the 1940 Act and Delaware law, broader authority to act, as further described below. The increased flexibility may allow the Trustees of the New Fund to react more quickly to changes in competitive and regulatory conditions and, as a consequence, may allow the New Fund to operate in a more efficient and economical manner and may reduce the circumstances in which shareholder approval would be required.

      Importantly, the Trustees of the New Fund will have the same fiduciary obligations to act with due care and in the interest of the New Fund and its shareholders as do the Trustees of the Fund with respect to the Fund and its shareholders.

      In addition, Delaware law may provide more certainty with regard to the personal liability of Fund shareholders and Trustees of the Fund for the obligations of the Fund. Under Massachusetts law, Fund shareholders and Trustees of the Fund could, under certain circumstances, be held personally liable for the obligations of the Fund. The governing instruments of the Fund, which is a Massachusetts business trust, included language that limited the liability of Fund shareholders and Trustees of the Fund but there are no express provisions under Massachusetts law relating to the limitation of liability of shareholders or trustees. Delaware law contains express language limiting the personal liability of shareholders and trustees. In addition, consistent with Delaware law, the governing instruments of the New Fund will include language that limits the liability of New Fund shareholders and Trustees of the New Fund.

      Certain other similarities and differences between these entities are summarized at Appendix C, although this is not a complete comparison. Shareholders should refer to the provisions of the governing documents directly for a more thorough comparison. Copies of the governing documents are available to shareholders without charge upon written request to 13455 Noel Road, Suite 800, Dallas, Texas 75240.

WHAT WILL HAPPEN TO THE FUND'S CURRENT INVESTMENT ADVISORY AGREEMENT WITH HIGHLAND?

      The approval of the Agreement will constitute shareholder approval of the New Fund's investment advisory agreement with Highland. This means that if the Agreement is approved by shareholders and the Reorganization occurs, the New Fund will enter into a new investment advisory agreement with Highland that will be substantially identical to the current advisory agreement with the Fund.

WILL THE ADVISORY RATES FOR THE NEW FUND BE DIFFERENT?

      No. The investment advisory fee rate for the New Fund will be the same as the investment advisory fee rate of the Fund. The Fund pays a monthly advisory fee at an annual rate of 0.65% of the average daily managed assets of the Fund for the first $1 billion, 0.60% of the average daily managed assets of the Fund for the next $1 billion, and 0.55% of the average daily managed assets of the Fund over $2 billion. "Average daily managed assets" of the Fund means the average daily value of the total assets of the Fund less all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings constituting financial leverage).

WHAT WILL HAPPEN TO THE FUND'S CURRENT DISTRIBUTION PLAN?

      The Fund currently has a distribution plan in accordance with Rule 12b-1 under the 1940 Act for its Class A, Class B and Class C shares. Approval of the Agreement will constitute shareholder approval of the distribution plan for the New Fund. The terms of the distribution plan for the New Fund will be substantially identical to the current distribution plan for the Fund.

HOW WILL THE FUND'S INVESTMENT OBJECTIVE AND INVESTMENT STRATEGIES CHANGE?

      If the Reorganization is approved, the New Fund's investment objective and investment strategies will remain the same.

        THE BOARD RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE "FOR"
                           APPROVAL OF THE AGREEMENT.

VOTE REQUIRED

      Thirty percent (30%) of the outstanding shares of the Fund on the Record Date, represented in person or by proxy, must be present to constitute a quorum for purposes of acting on the proposal. If a quorum is present, a majority of all votes cast on the proposal is sufficient to approve the Agreement.

                                 OTHER BUSINESS

      The Board knows of no business other than that specifically mentioned in the Notice of Special Meeting of Shareholders that will be presented for consideration at the Special Meeting. If other business should properly come before the Special Meeting, the proxy holders will vote thereon in their discretion.


                               GENERAL INFORMATION

BENEFICIAL OWNERS

      Appendix B to this Proxy Statement lists the persons that, to the knowledge of the Fund, owned beneficially 5% or more of the outstanding shares of any class of the Fund as of the Record Date. The Trustees and officers of the Fund, in the aggregate, owned less than one (1) per centum of the Fund's outstanding shares as of the Record Date. The Fund Board is aware of no arrangements, the operation of which at a subsequent date may result in a change in control of the Fund.

EXPENSES

      The expenses incurred in connection with the solicitation of proxies for the Special Meeting, including preparation, filing, printing, mailing, solicitation, legal fees, out-of-pocket expenses and expenses of any proxy solicitation firm will be paid by the Fund.

ADVISER

        The adviser to the Fund is Highland Capital Management, L.P. Its business address is 13455 Noel Road, Suite 800, Dallas, Texas 75240.

      Highland is registered as an investment adviser under the Investment Advisers Act of 1940. As of [_____] Highland had $[___] billion in assets under management. Highland's principal office address is 13455 Noel Road, Suite 800, Dallas, Texas 75240.

      Highland's principal executive officers and general partners and their principal occupations are shown below. The address of each such person is the same as that of Highland.

NAME                                     PRINCIPAL OCCUPATION
James Dondero............                President and Managing Partner
Mark Okada...............                Chief Investment Officer
Todd Travers.............                Senior Portfolio Manager
Strand Advisors, Inc.....                General Partner

      Highland is controlled by Strand Advisors, Inc., which in turn is controlled by James Dondero and Mark Okada through their direct and indirect ownership or control of all of the voting securities of Strand Advisors, Inc.

ADMINISTRATOR/SUB-ADMINISTRATOR

      Highland provides administration services to the Fund for a monthly administration fee at the annual rate of 0.20% of the Fund's average daily managed assets. Under a separate Sub-Administration Services Agreement, Highland has delegated certain administrative functions to PFPC Inc. ("PFPC"), 760 Moore Road, King of Prussia, Pennsylvania, 19406.

ACCOUNTING SERVICES AGENT

      PFPC provides accounting services to the Fund pursuant to an Accounting Services Agreement dated October 18, 2004.

DISTRIBUTOR

      Fund shares are offered for sale through PFPC Distributors, Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406.

TRANSFER AGENT

      PFPC is the agent of the Fund for the transfer of shares, disbursement of dividends, and maintenance of shareholder accounting records.

CUSTODIAN

      PFPC Trust Company, 8800 Tinicum Boulevard, Philadelphia, Pennsylvania 19153, is the custodian of the Fund. PFPC Trust Company, among other things, attends to the collection of principal and income and payment for and collection of proceeds of securities and other investments bought and sold.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      The independent registered public accounting firm of the Fund is PricewaterhouseCoopers LLP. Its business address is 2001 Ross Avenue, Suite 1800, Dallas, Texas 75201. Representatives of PricewaterhouseCoopers LLP are not expected to be present at the Meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

SHAREHOLDER PROPOSALS

      The Fund is not required to hold annual meetings of shareholders and currently does not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act. A shareholder proposal, to be considered for inclusion in the proxy statement at any subsequent meeting of shareholders, must be submitted a reasonable time before the proxy statement for such meeting is printed and mailed. No shareholder proposals have been submitted and accordingly any shareholder wishing to make a proposal should do it sufficiently in advance of any subsequent meeting of shareholders.

SHAREHOLDER COMMUNICATIONS

      Shareholders may communicate with the Trustees as a group or individually. Any such communications should be sent to the Fund Board or to an individual Trustee in writing, care of the secretary of the Fund, at 13455 Noel Road, Suite 800, Dallas, Texas 75240. The secretary of the Fund may determine not to forward any letter to the Fund Board or to a Trustee that does not relate to the business of the Fund.

PROXY STATEMENT DELIVERY

      "Householding" is the term used to describe the practice of delivering one copy of a document to a household of shareholders instead of delivering one copy of a document to each shareholder in the household. Shareholders of the Fund who share a common address and who have not opted out of the householding process should receive a single copy of this Proxy Statement together with one proxy card for each account. If you received more than one copy of this Proxy Statement, you may elect to household in the future; if you received a single copy of this Proxy Statement, you may opt out of householding in the future; and you may, in any event, obtain an additional copy of this Proxy Statement by writing to the Fund at the following address: 13455 Noel Road, Suite 800, Dallas, Texas 75240, or by calling the Fund at the following number: (877) 665-1287.


OFFICERS OF THE FUND AND HIGHLAND

     The principal executive officers of the Fund are James D. Dondero, President; Mark Okada, Executive Vice President; R. Joseph Dougherty, Senior Vice President; M. Jason Blackburn, Secretary and Treasurer; and Michael S. Minces, Chief Compliance Officer. Each officer's mailing address is c/o Highland Capital Management, L.P., 13455 Noel Road, Suite 800, Dallas, Texas 75240. Mr. Dondero is the President and Managing Partner of, and Mr. Okada is the Chief Investment Officer of, Highland.


      PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED. A PRE-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.



                                          M. Jason Blackburn,
                                          Secretary and Treasurer
                                          [_______], 2007

                                   APPENDIX A

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

      THIS AGREEMENT AND PLAN OF REORGANIZATION ("AGREEMENT") is made as of _________ __, 2007 between HIGHLAND FLOATING RATE ADVANTAGE FUND, a Delaware statutory trust ("NEW FUND"), and HIGHLAND FLOATING RATE ADVANTAGE FUND, a Massachusetts business trust ("OLD FUND"). Each of New Fund and Old Fund is sometimes referred to herein as a "FUND."

      Each Fund wishes to effect a reorganizations described in section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended ("CODE"), and intends this Agreement to be, and adopts it as, a "PLAN OF REORGANIZATION" within the meaning of the regulations under the Code ("REGULATIONS"). The reorganization will involve Old Fund's changing its identity, form, and place of organization by (1) transferring all its assets to New Fund (which is being established solely for the purpose of acquiring such assets and continuing Old Fund's business) in exchange solely for voting shares of beneficial interest ("SHARES") in New Fund and New Fund's assumption of all Old Fund's liabilities,
(2) distributing those shares PRO RATA to Old Fund's shareholders in exchange for their shares therein and in complete liquidation thereof, and (3) terminating Old Fund (all the foregoing transactions involving Old Fund and New Fund being referred to herein collectively as a "REORGANIZATION"), all on the terms and conditions set forth herein.

      Each Fund's Board of Trustees (each, a "BOARD"), in each case including a majority of its members who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended ("1940 ACT")) thereof,
(1) has duly adopted and approved this Agreement and the transactions contemplated hereby and (2) has determined that participation in the Reorganization is in the best interests of its Fund and that the interests of the existing shareholders of its Fund will not be diluted as a result of the Reorganization.

      Old Fund offers four classes of voting shares of common stock, designated Class A, Class B, Class C and Class Z shares ("CLASS A OLD FUND SHARES," "CLASS B OLD FUND SHARES," "CLASS C OLD FUND SHARES" and "CLASS Z OLD FUND SHARES," respectively, and collectively, "OLD FUND SHARES"). New Fund will offer four classes of voting shares of beneficial interest, also designated Class A, Class B, Class C and Class Z shares ("CLASS A NEW FUND SHARES," "CLASS B NEW FUND SHARES," "CLASS C NEW FUND SHARES" and "CLASS Z NEW FUND SHARES," respectively, and collectively, "NEW FUND SHARES"). The rights, powers, privileges, and obligations of each class of New Fund Shares will be identical to those of the similarly designated class of Old Fund Shares.

      In consideration of the mutual promises contained herein, the Funds agree as follows:

1.    PLAN OF REORGANIZATION AND TERMINATION
      --------------------------------------

      1.1. Subject to the requisite approval of Old Fund's shareholders and the terms and conditions set forth herein, Old Fund shall assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 ("ASSETS") to New Fund. In exchange therefor, New Fund shall:

        (a) issue and deliver to Old Fund the number of full and fractional New Fund Shares equal to the number of full and fractional Old Fund Shares then outstanding (all references herein to "fractional" shares meaning fractions rounded to the third decimal place), and

        (b) assume all of Old Fund's liabilities described in paragraph 1.3 ("LIABILITIES").

Such transactions shall take place at the CLOSING (as defined in paragraph 2.1).

      1.2 The Assets shall consist of all assets and property that Old Fund owns at the EFFECTIVE TIME (as defined in paragraph 2.1). These assets and property include all cash, cash equivalents, securities, commodities, futures interests, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, and deferred and prepaid expenses shown as assets on Old Fund's books.

      1.3 The Liabilities shall consist of all of Old Fund's liabilities, debts, obligations, and duties of whatever kind or nature existing at the Effective Time, whether absolute, accrued, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at that time, and whether or not specifically referred to in this Agreement. Notwithstanding the foregoing, Old Fund shall endeavor to discharge all its known liabilities, debts, obligations, and duties before the Effective Time.

      1.4 At or prior to the Closing, New Fund shall redeem the INITIAL SHARE (as defined in paragraph 5.4) for $10.00 each. At the Effective Time (or as soon thereafter as is reasonably practicable), Old Fund shall distribute the New Fund Shares it receives pursuant to paragraph 1.1(a) to its shareholders of record determined as of the Effective Time (each, a "SHAREHOLDER"), in proportion to their Old Fund Shares then held of record and in exchange for their Old Fund Shares, and shall completely liquidate. That distribution shall be accomplished by NEW FUND's transfer agent's opening accounts on New Fund's share transfer books in the Shareholders' names and transferring those New Fund Shares thereto. Pursuant to such transfer, each Shareholder's account shall be credited with the number of full and fractional New Fund Shares equal to the number of full and fractional Old Fund Shares that Shareholder holds at the Effective Time. All issued and outstanding Old Fund Shares, including any represented by certificates, shall simultaneously be canceled on Old Fund's share transfer books. New Fund shall not issue certificates representing the New Fund Shares issued in connection with the Reorganization.

      1.5 As soon as reasonably practicable after distribution of the New Fund Shares pursuant to paragraph 1.4, but in all events within six months after the Effective Time, Old Fund shall be dissolved, liquidated, and terminated and any further actions shall be taken in connection therewith as required by applicable law.

      1.6 Any reporting responsibility of Old Fund to a public authority, including the responsibility for filing regulatory reports, tax returns, and other documents with the Securities and Exchange Commission ("COMMISSION"), any state securities commission, any federal, state, and local tax authorities, and any other relevant regulatory authority, is and shall remain its responsibility up to and including the date on which it is terminated.

      1.7 Any transfer taxes payable on issuance of New Fund Shares in a name other than that of the registered holder on Old Fund's share transfer books of the Old Fund Shares actually or constructively exchanged therefor shall be paid by the person to whom those New Fund Shares are to be issued, as a condition of that transfer.

2.    CLOSING AND EFFECTIVE TIME
      --------------------------

      2.1 The Reorganization, together with related acts necessary to consummate the same ("CLOSING"), shall occur at the Funds' offices on [_____], 2007 or at such other place and/or on such other date as to which the Funds may agree. All acts taking place at the Closing shall be deemed to take place simultaneously immediately after the close of business (I.E., 4:00 p.m., Eastern time) on the date thereof ("EFFECTIVE TIME").

      2.2 Old Fund shall direct the custodian for its assets ("CUSTODIAN") to deliver at the Closing a certificate of an authorized officer stating that (a) the Assets have been delivered in proper form to New Fund within two business days before or at the Effective Time and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. Each of Old Fund's portfolio securities represented by a certificate or other written instrument shall be transferred and delivered by Old Fund as of the Effective Time for New Fund's account duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver as of the Effective Time by book entry, in accordance with the customary practices of the Custodian and any securities depository (as defined in Rule 17f-4 under the 1940 Act) in which any Assets are deposited, the Assets that are deposited with such depositories. The cash to be transferred by Old Fund shall be delivered by wire transfer of federal funds at the Effective Time.

      2.3 Old Fund shall direct its transfer agent to deliver at the Closing a certificate of an authorized officer stating that Old Fund's share transfer books contain the number of full and fractional outstanding Old Fund Shares each Shareholder owned immediately before the Closing.

      2.4 Old Fund shall deliver to New Fund at the Closing a certificate of an authorized officer of Old Fund setting forth information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, on Old Fund's books immediately before the Effective Time.

      2.5 Each Fund shall deliver to the other at the Closing a certificate executed in its name by its President or a Vice President in form and substance reasonably satisfactory to the recipient and dated the date of the Closing, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated by this Agreement.

3.    REPRESENTATIONS AND WARRANTIES
      ------------------------------

      3.1   Old Fund represents and warrants to New Fund as follows:

   (a) Old Fund is a trust operating under a written instrument or declaration of trust, the beneficial interest under which is divided into transferable shares, organized under the laws of the Commonwealth of Massachusetts (a "MASSACHUSETTS BUSINESS TRUST") that is duly organized and validly existing under such laws and has the power to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-2; and its Agreement and Declaration of Trust, including all amendments thereto ("DECLARATION"), is on file with that commonwealth's Secretary of State.

   (b) Old Fund is duly registered as a non-diversified, closed-end management investment company under the 1940 Act, and such registration will be in full force and effect at the Effective Time and no proceeding has been instituted to suspend such registration;

   (c) At the Effective Time, Old Fund will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets hereunder free of any liens or other encumbrances (except securities that are subject to "securities loans" as referred to in section 851(b)(2) of the Code or that are restricted to resale by their terms); and on delivery and payment for the Assets, New Fund will acquire good and marketable title thereto;

   (d) Old Fund is not engaged currently, and Old Fund's execution, delivery, and performance of this Agreement will not result, in (1) a material violation of the Declaration or Old Fund's By-Laws (collectively, "OLD FUND GOVERNING DOCUMENTS") or of any agreement, indenture, instrument, contract, lease, or other undertaking to which Old Fund is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment, or decree to which Old Fund is a party or by which it is bound;

   (e) All material contracts and other commitments of Old Fund (other than this Agreement and certain investment contracts, including options, futures, and forward contracts) will terminate, or provision for discharge of any liabilities of Old Fund thereunder will be made, at or before the Effective Time, without either Fund's incurring any liability or penalty with respect thereto and without diminishing or releasing any rights Old Fund may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing;

   (f) No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to its knowledge, threatened against Old Fund with respect to any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and Old Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated, except as otherwise disclosed to New Fund;

   (g) Old Fund's Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Portfolio of Investments (collectively, "Statements") at and for the year ended on August 31, 2006 ("2006 STATEMENTS"), have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm ("PWC"); the 2006 Statements and Old Fund's unaudited Statements at and for the six-month period ended on February 28, 2007, present fairly, in all material respects, Old Fund's financial condition as of the respective dates thereof in accordance with generally accepted accounting principles consistently applied ("GAAP"); and to Old Fund's management's best knowledge and belief, there are and will be no known contingent liabilities, debts, obligations, or duties of Old Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such respective dates that are not disclosed therein;

   (h) Since August 31, 2006, there has not been any material adverse change in Old Fund's financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by Old Fund of indebtedness maturing more than one year from the date such indebtedness was incurred; for purposes of this subparagraph, a decline in net asset value per Old Fund Share due to declines in market values of securities Old Fund holds, the discharge of Old Fund liabilities, or the redemption of Old Fund Shares by its shareholders shall not constitute a material adverse change;

   (i) At the Effective Time, all federal and other tax returns, dividend reporting forms, and other tax-related reports of Old Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on such returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of Old Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

    (j) For each taxable year of its operation, Old Fund has met (or, for its current taxable year, will meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification as a regulated investment company ("RIC") and has been (or will be) eligible to and has computed (or will compute) its federal income tax under section 852 of the Code; from the time Old Fund's Board approved the transactions contemplated by this Agreement ("APPROVAL TIME") through the Effective Time, Old Fund has invested and will invest its assets in a manner that ensures its compliance with the foregoing; and Old Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

    (k) All issued and outstanding Old Fund Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by Old Fund and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the Securities Act of 1933, as amended ("1933 ACT"), and state securities laws; all issued and outstanding Old Fund Shares will, at the Effective Time, be held by the persons and in the amounts set forth in Old Fund's share transfer books, as provided in paragraph 2.3; and Old Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Old Fund Shares, nor is there outstanding any security convertible into any Old Fund Shares;

    (l) Old Fund incurred the Liabilities, which are associated with the Assets, in the ordinary course of its business;

    (m) Old Fund is not under the jurisdiction of a court in a "title 11 or similar case" (as defined in section 368(a)(3)(A) of the Code);

    (n) Not more than 25% of the value of Old Fund's total assets (excluding cash, cash items, and U.S. government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of such assets is invested in the stock and securities of five or fewer issuers;

    (o) Old Fund's current prospectus and statement of additional information, and each prospectus and statement of additional information including Old Fund used at all times prior to the date hereof, (1) conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and
        (2) as of the date on which they were issued did not contain, and as supplemented by any supplement thereto dated before or at the Effective Time do not contain, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

    (p) Each of the Proxy Statement (as defined in paragraph 4.5) (other than written information New Fund provided for inclusion therein) and Old Fund's registration statement under the 1933 Act and the 1940 Act did not, on its effective date, and will not, at the Effective Time and at the time of the Shareholders Meeting (as defined in paragraph 4.1), contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading;

    (q) The New Fund Shares are not being acquired for the purpose of any distribution thereof, other than in accordance with the terms hereof; and

    (r) The Old Fund's Declaration permits the Old Fund to vary its shareholders' investment; and the Old Fund does not have a fixed pool of assets, but rather is a managed portfolio of securities, and its investment adviser, Highland Capital Management, L.P. ("ADVISER"), will have the authority to buy and sell securities for it.

     3.2 NEW FUND REPRESENTS AND WARRANTS TO OLD FUND AS FOLLOWS:

    (a) New Fund is a statutory trust that is duly organized, validly existing, and in good standing under the laws of the State of Delaware and has the power to own all its properties and assets and carry on its business as a non-diversified, closed-end management investment company; and its Certificate of Trust has been duly filed in the office of the Secretary of State thereof;

    (b) Immediately after the Effective Time, New Fund will be duly registered as a non-diversified, closed-end management investment company under the 1940 Act;

    (c) New Fund has not commenced operations and will not do so until after the Closing;

    (d) Before the Closing, there will be no (1) issued and outstanding New Fund Shares, (2) options, warrants, or other rights to subscribe for or purchase any New Fund Shares, (3) securities convertible into any New Fund Shares, or (4) any other securities issued by New Fund, except the Initial Shares;

    (e) No consideration other than New Fund Shares (and New Fund's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

    (f) New Fund is not engaged currently, and New Fund's execution, delivery, and performance of this Agreement will not result, in (1) a material violation of New Fund's Agreement and Declaration of Trust or By-Laws (collectively, "NEW FUND GOVERNING DOCUMENTS") or of any agreement, indenture, instrument, contract, lease, or other undertaking to which New Fund is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment, or decree to which New Fund is a party or by which it is bound;

    (g) No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to its knowledge, threatened against New Fund with respect to New Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and New Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated, except as otherwise disclosed to Old Fund;

    (h) New Fund will meet the requirements of Subchapter M of Chapter 1 of the Code for qualification as a RIC for its taxable year in which the Reorganization occurs; and it intends to continue to meet all such requirements for the next taxable year;

    (i) There is no plan or intention for New Fund to be dissolved or merged into another statutory or business trust or a corporation or any "fund" thereof (as defined in section 851(g)(2) of the Code) following the Reorganization;

    (j) Assuming the truthfulness and correctness of Old Fund's representation and warranty in paragraph 3.1(n), immediately after the Reorganization,
        (1) not more than 25% of the value of New Fund's total assets (excluding cash, cash items, and U.S. government securities) will be invested in the stock and securities of any one issuer and (2) not more than 50% of the value of such assets will be invested in the stock and securities of five or fewer issuers;

    (k) The New Fund Shares to be issued and delivered to Old Fund, for the Shareholders' accounts, pursuant to the terms hereof, (1) will at the Effective Time have been duly authorized and duly registered under the federal securities laws (and appropriate notices respecting them will have been duly filed under applicable state securities laws) and (2) when so issued and delivered, will be duly and validly issued and outstanding New Fund Shares and will be fully paid and non-assessable by New Fund;

    (l) The Proxy Statement (only with respect to written information New Fund provided for inclusion therein) will, on its effective date, at the Effective Time, and at the time of the Shareholders Meeting, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; and

    (m) The New Fund's Agreement and Declaration of Trust permits the New Fund to vary its shareholders' investment; and after it commences operations the New Fund will not have a fixed pool of assets, but rather will be a managed portfolio of securities, and its investment adviser, the Adviser, will have the authority to buy and sell securities for it.

    3.3  EACH FUND REPRESENTS AND WARRANTS TO THE OTHER AS FOLLOWS:

    (a) No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended ("1934 ACT"), the 1940 Act, or state securities laws for its execution or performance of this Agreement, except for (1) the Old Fund's amendment of its registration statement under the 1933 Act and the 1940 Act and the amendment of its notification of registration filed on Form N-8A under the 1940 Act to reflect the Reorganization and any additional information necessary to comply with Rule 414 under the 1933 Act and (2) such consents, approvals, authorizations, and filings as have been made or received or as may be required subsequent to the Effective Time;

    (b) The fair market value of the New Fund Shares each Shareholder receives will be approximately equal to the fair market value of its Old Fund Shares it actually or constructively surrenders in exchange therefor;

    (c) The Shareholders will pay their own expenses (such as fees of personal investment or tax advisers for advice regarding the Reorganization), if any, incurred in connection with the Reorganization;

    (d) The fair market value of the Assets on a going concern basis will equal or exceed the Liabilities to be assumed by New Fund and those to which the Assets are subject;

    (e) None of the compensation received by any Shareholder who is an employee of or service provider to Old Fund will be separate consideration for, or allocable to, any of the Old Fund Shares that Shareholder held; none of the New Fund Shares any such Shareholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the compensation paid to any such Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services;

    (f) Neither Fund will be reimbursed for any expenses incurred by it or on its behalf in connection with the Reorganization unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) ("REORGANIZATION EXPENSES");

    (g) Immediately   following   consummation   of  the   Reorganization,   the
        Shareholders will own all the New Fund Shares and will own such shares solely by reason of their ownership of the Old Fund Shares immediately before the Reorganization; and

    (h) Immediately following consummation of the Reorganization, New Fund will hold the same assets - except for assets used to pay the Funds' expenses incurred in connection with the Reorganization - and be subject to the same liabilities that Old Fund held or was subject to immediately before the Reorganization, plus any liabilities for such expenses; and such excepted assets, together with the amount of all redemptions and distributions (other than regular, normal dividends) Old Fund makes immediately preceding the Reorganization, will, in the aggregate, constitute less than 1% of its net assets.

    (i) The execution, delivery and performance of this Agreement by each Fund and the consummation of the transactions contemplated hereby are within such Fund's corporate powers, and do not and will not materially violate any provision of such Fund's Governing Documents or, to such Fund's knowledge, violate any obligation of such Fund under the express terms of any court order that names the Fund and is specifically directed to it or its property. This Agreement constitutes a valid and binding agreement of each Fund.

4.  COVENANTS

     4.1 Old Fund covenants to call a meeting of Old Fund's shareholders to consider and act on this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein ("SHAREHOLDERS MEETING").

     4.2 Old Fund covenants that the New Fund Shares to be delivered hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof.

     4.3 Old Fund covenants that it will assist New Fund in obtaining information New Fund reasonably requests concerning the beneficial ownership of Old Fund Shares.

     4.4 Old Fund covenants that it will turn over its books and records (including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder) to New Fund at the Closing.

     4.5 Each Fund covenants to cooperate in preparing, in compliance with applicable federal securities laws, a proxy statement on Schedule 14A relating to the Reorganization to be furnished in connection with Old Fund's Board's solicitation of proxies for use at the Shareholders Meeting ("PROXY STATEMENT").

     4.6 Each Fund covenants that it will, from time to time, as and when requested by the other Fund, execute and deliver or cause to be executed and delivered all assignments and other instruments, and will take or cause to be taken further action, the other Fund deems necessary or desirable in order to vest in, and confirm to, (a) New Fund, title to and possession of all the Assets, and (b) Old Fund, title to and possession of the New Fund Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

     4.7 New Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1934 Act, the 1940 Act, and state securities laws it deems appropriate to continue its operations after the Effective Time.

     4.8 Subject to this Agreement, each Fund covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.

5. CONDITIONS PRECEDENT

     Each Fund's obligations hereunder shall be subject to (a) performance by the other Fund of all its obligations to be performed hereunder at or before the Closing, (b) all representations and warranties of the other Fund contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Effective Time, with the same force and effect as if made at and as of such time, and (c) the following further conditions that, at or before such time:

     5.1 All necessary filings shall have been made with the Commission and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated hereby. The Commission shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act. All consents, orders, and permits of federal, state, and local regulatory authorities (including the Commission and state securities authorities) either Fund deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Fund's assets or properties;

     5.2 At the Effective Time, no action, suit, or other proceeding shall be pending (or, to either Fund's knowledge, threatened to be commenced) before any court, governmental agency, or arbitrator in which it is sought to enjoin the performance of, restrain, prohibit, affect the enforceability of, or obtain damages or other relief in connection with, the transactions contemplated hereby;

     5.3 The Funds shall have received an opinion of Kirkpatrick & Lockhart Preston Gates Ellis LLP ("SPECIAL TAX COUNSEL") as to the federal income tax consequences mentioned below ("TAX OPINION"). In rendering the Tax Opinion, Special Tax Counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which Special Tax Counsel may treat as representations and warranties made to it, and in separate letters addressed to it. The Tax Opinion shall be substantially to the effect that, based on the facts and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

    (a) New Fund's acquisition of the Assets in exchange solely for New Fund Shares and its assumption of the Liabilities, followed by Old Fund's distribution of those shares pro rata to the Shareholders actually or constructively in exchange for their Old Fund Shares, will qualify as a "reorganization" (as defined in section 368(a)(1)(F) of the Code), and each Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code;

    (b) Old Fund will recognize no gain or loss on the transfer of the Assets to New Fund in exchange solely for New Fund Shares and New Fund's assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in exchange for their Old Fund Shares;

    (c) New Fund will  recognize no gain or loss on its receipt of the Assets in
        exchange   solely  for  New  Fund  Shares  and  its  assumption  of  the
        Liabilities;

    (d) New Fund's basis in each Asset will be the same as Old Fund's basis therein immediately before the Reorganization, and New Fund's holding period for each Asset will include Old Fund's holding period therefor;

    (e) A Shareholder  will recognize no gain or loss on the exchange of all its
        Old  Fund   Shares   solely  for  New  Fund   Shares   pursuant  to  the
        Reorganization;

    (f) A Shareholder's aggregate basis in the New Fund Shares it receives in the Reorganization will be the same as the aggregate basis in its Old Fund Shares it actually or constructively surrenders in exchange for those New Fund Shares, and its holding period for those New Fund Shares will include, in each instance, its holding period for those Old Fund Shares, provided the Shareholder holds them as capital assets at the Effective Time; and

    (g) For purposes of section 381 of the Code, New Fund will be treated as if there had been no Reorganization. Accordingly, the Reorganization will not result in the termination of Old Fund's taxable year, Old Fund's tax attributes enumerated in section 381(c) of the Code will be taken into account by New Fund as if there had been no Reorganization, and the part of Old Fund's taxable year before the Reorganization will be included in New Fund's taxable year after the Reorganization.

Notwithstanding subparagraphs (b) and (d), the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Shareholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting;

     5.4 Before the Closing, New Fund's Board shall have authorized the issuance of, and New Fund shall have issued, one New Fund Share in each class ("INITIAL SHARE") to the Adviser or an affiliate thereof in consideration of the payment of $10.00 each to take whatever action it may be required to take as New Fund's sole shareholder pursuant to paragraph 5.5;

     5.5 New Fund shall have entered into, or adopted, as appropriate, an investment advisory contract and other agreements and plans necessary for New Fund's operation as a non-diversified, closed-end management investment company. Each such contract and agreement shall have been approved by New Fund's Board and, to the extent required by law (as interpreted by Commission staff positions), by its trustees who are not "interested persons" (as defined in the 1940 Act) thereof and by the Adviser or its affiliate as New Fund's sole shareholder; and

     5.6 At any time before the Closing, either Fund may waive any of the foregoing conditions (except those set forth in paragraphs 5.1, 5.3, 5.4, and 5.5) if, in the judgment of its Board, such waiver will not have a material adverse effect on its Fund's shareholders' interests.

6. EXPENSES

     Subject to complying with the representation contained in paragraph 3.3(f), the Reorganization Expenses shall be borne by the Old Fund. The Reorganization Expenses include costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the Post-Effective Amendment, printing and distributing New Fund's prospectus and Old Fund's proxy materials, soliciting proxies, legal fees, accounting fees, securities registration fees, and expenses of holding shareholders meetings. Notwithstanding the foregoing, expenses shall be paid by the party directly incurring them if and to the extent that the payment thereof by another person would result in such party's disqualification as a RIC or would prevent the Reorganization from qualifying as a tax-free reorganization.

7. ENTIRE AGREEMENT; NO SURVIVAL

     Neither Fund has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the Funds. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing.

8. TERMINATION

     This   Agreement   may  be   terminated,   with  respect  to  one  or  more
Reorganizations, at any time at or before the Closing:

     8.1 By either Fund (a) in the event of the other Fund's material breach of any representation, warranty, or covenant contained herein to be performed at or before the Closing, (b) if a condition to its obligations has not been met and it reasonably appears that such condition will not or cannot be met, (c) if a governmental body issues an order, decree, or ruling having the effect of permanently enjoining, restraining, or otherwise prohibiting consummation of the Reorganization, or (d) if the Closing has not occurred on or before _______ __, 2007, or such other date as to which the Funds agree; or

     8.2 By the Funds' mutual agreement.

In the event of termination under paragraphs 8.1(c) or 8.2, neither Fund (nor its trustees, officers, or shareholders) shall have any liability to the other Fund.

9.  AMENDMENTS

     The Funds may amend, modify, or supplement this Agreement at any time in any manner they mutually agree on in writing, notwithstanding Old Fund's shareholders' approval thereof; provided that, following such approval no such amendment, modification, or supplement shall have a material adverse effect on the Shareholders' interests.

10. SEVERABILITY

     Any term or provision of this Agreement that is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms and provisions of this Agreement in any other jurisdiction.

11. MISCELLANEOUS

     11.1 This Agreement shall be construed and interpreted in accordance with the internal laws of the State of Delaware; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

     11.2 Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than each Fund and its respective successors and assigns any rights or remedies under or by reason of this Agreement.

     11.3 Notice is hereby given that this instrument is executed and delivered on behalf of each Fund's trustees solely in their capacities as trustees and not individually. Each Fund's obligations under this instrument are not binding on or enforceable against any of its trustees, officers, or shareholders but are only binding on and enforceable against the Fund's property. Each Fund, in asserting any rights or claims under this Agreement, shall look only to the other Fund's property in settlement of such rights or claims and not to the property of any other series of the other Fund or to such trustees, officers, or shareholders.

     11.4 This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each Fund and delivered to the other Fund. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officer as of the day and year first written above.


                                          HIGHLAND FLOATING RATE ADVANTAGE FUND,
                                          a Delaware statutory trust



                                          By:
                                               ------------------------------
                                      Name:
                                     Title:



                                          HIGHLAND FLOATING RATE ADVANTAGE FUND,
                                          a Massachusetts business trust



                                          By:
                                             ------------------------------
                                      Name:
                                     Title:

                                   APPENDIX B

                        BENEFICIAL OWNERS OF FUND SHARES
                          IN EXCESS OF FIVE PER CENTUM


         As of the Record Date, to the knowledge of management of the Fund, no person owned beneficially more than five (5) per centum of the outstanding shares of any class of the Fund, except as set forth below:



                  Name and Address of       Amount and Nature of     Percent of
Title of Class    Beneficial Owner          Beneficial Ownership     Class
--------------    -------------------       -------------------      -----------

                                   APPENDIX C

                    SUMMARY OF DIFFERENCES BETWEEN SHARES OF
                              THE FUND AND NEW FUND

     The following is a discussion of only certain principal differences between the governing documents of the Fund, a Massachusetts business trust, and the New Fund, a Delaware statutory trust, and is not a complete description of either Fund's governing documents. Shareholders should refer to the provisions of the governing documents directly for a more thorough comparison. Copies of the governing documents are available to shareholders without charge upon written request to 13455 Noel Road, Suite 800, Dallas, Texas 75240.

ORGANIZATION AND CAPITAL STRUCTURE

     The Fund is a Massachusetts business trust (an "MBT"). An MBT is an unincorporated business association organized under a Massachusetts statute governing business trusts (the "MASSACHUSETTS STATUTE"). The Fund's operations are governed by its Declaration of Trust (the "MA DECLARATION") and its By-Laws (the "MA BY-LAWS"), both as they may have been amended from time to time. The business and affairs of the Fund are managed under the supervision of its Board of Trustees.

     The shares of beneficial interest of the Fund have no par value. The MA Declaration authorizes an unlimited number of shares, which may be divided into separate and distinct classes.

     The New Fund will be organized as a Delaware statutory trust (a "DST"). A DST is an unincorporated association organized under the Delaware Statutory Trust Act (the "DELAWARE ACT"). Like an MBT, the New Fund's operations will be governed by its Declaration of Trust (the "DE DECLARATION") and its By-Laws (its "DE BY-LAWS"). The business and affairs of the New Fund also will be managed under the supervision of its Board of Trustees.

     The shares of beneficial interest of the New Fund will be issued without par value. The DE Declaration will authorize an unlimited number of shares, which may be divided into separate and distinct classes. The New Fund's classes will be identical to those of the Fund.

MEETINGS OF SHAREHOLDERS AND VOTING RIGHTS

     Neither the MA Declaration nor the MA By-Laws require the Fund to hold an annual shareholders' meeting. A meeting may be called by the Fund's Board of Trustees, the president of the Fund, or upon written request of shareholders entitled to cast at least 10% of all outstanding shares of the Fund.

     The MA Declaration provides that, except when a larger quorum is required by applicable law, 30% of the outstanding shares entitled to vote shall constitute a quorum at a shareholders' meeting. The MA Declaration provides that shareholders are entitled to one vote for each whole share that they own, and a proportionate fractional vote for each fractional share that they hold. When a quorum is present at a meeting, a majority of the shares voted shall decide any questions and a plurality of votes shall elect a trustee, except when a larger vote is required by any provision of the Fund's governing documents or by applicable law.

     Neither the DE Declaration nor the DE By-Laws will require the New Fund to hold an annual shareholders' meeting. A meeting may be called by the New Fund's Board of Trustees, the president of the New Fund, the chairperson of the New

Fund or upon written request of shareholders entitled to cast at least 51% of all outstanding shares of the New Fund. No meeting may be called at the request of shareholders to consider any matter that is substantially the same as a matter voted upon at a shareholders' meeting held during the preceding twelve
(12) months, unless requested by holders of a majority of all outstanding shares entitled to vote at such meeting.

     The DE Declaration provides that, except when a larger quorum is required by applicable law, 30% of the outstanding shares entitled to vote shall constitute a quorum at a shareholders' meeting. The DE Declaration provides that shareholders are entitled to one vote for each whole share that they own, and a proportionate fractional vote for each fractional share that they hold. When a quorum is present at a meeting, a majority of the shares voted shall decide any questions and a plurality of votes shall elect a trustee, except when a larger vote is required by any provision of the Fund's governing documents or by applicable law.

DIVIDENDS AND DISTRIBUTIONS

     The MA Declaration provides that Fund shareholders are entitled to receive distributions of income and capital gains in the manner, at the time and on the terms set by the Fund's Board of Trustees. The DE Declaration provides that the New Fund shareholders will be entitled to receive dividends and distributions when, if and as declared by the New Fund's Board of Trustees. For both MBTs and DSTs, dividends and distributions may be paid in cash, kind or in shares of the Funds, and the Boards may retain such amounts as they may deem necessary or desirable for the conduct of each Fund's affairs.

ELECTION OF TRUSTEES

     Under the MA Declaration and DE Declaration, there is no cumulative voting for the election of trustees. The governing instruments for both Funds provide that a plurality of the shares present and entitled to vote at a meeting will elect trustees, provided a quorum is present.

LIMITATION OF LIABILITY OF SHAREHOLDERS, TRUSTEES AND OFFICERS

     The Massachusetts Statute does not include an express provision relating to the limitation of liability of the beneficial owners or the trustees of an MBT. The MA Declaration provides all persons extending credit to, contracting with or having any claim against the Fund shall look only to the assets of the Fund for payment under such credit, contract or claim; and neither the shareholders nor the trustees, nor any of the Fund's officers, employees or agents, whether past, present or future, shall be personally liable therefor. In addition, the MA Declaration provides that the Fund Trustees are not be responsible or liable for any neglect or wrongdoing of any officer, agent, employee, adviser or principal underwriter of the Fund, nor shall any Trustees be responsible for the act or omission of any other Trustee. A Fund Trustee is not protected against any liability to which such Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee. The MA Declaration requires that notice of such disclaimer of liability be given in each note, bond, contract, instrument, certificate or undertaking executed or made on behalf of the Fund

     Consistent with the Delaware Act, the DE Declaration provides that shareholder of the New Fund will not be subject in such capacity to any personal liability whatsoever to any person in connection with property of the New Fund or the acts, obligations or affairs of the New Fund. Shareholders of the New Fund will have the same limitation of personal liability as is extended to stockholders of a private corporation for profit incorporated under the Delaware corporate law. The DE Declaration provides that no Trustee or officer of the New Fund shall be subject in such capacity to any personal liability whatsoever to any person, save only liability to the New Fund or its shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such person; and, subject to the foregoing exception, all such persons shall look solely to the property of the New Fund for satisfaction of claims of any nature arising in connection with the affairs of the New Fund. If any shareholder, Trustee or officer of the New Fund, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, he shall not, on account thereof, be held to any personal liability.

INDEMNIFICATION

     The MA Declaration and DE Declaration provides for indemnification of any shareholder against any loss and expense arising from personal liability solely by reason of being or having been a shareholder and not because of his or her acts or omissions or for some other reason.

     The MA Declaration provides that the Fund shall indemnify each of its Trustees and officers (hereinafter referred to as a "COVERED PERSON") against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, except that no Covered Person shall be indemnified against any liability to the Fund or its shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

     The DE Declaration provides that the New Fund will indemnify each of its Covered Persons against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, by reason of being or having been such a Trustee or officer, except with respect to any matter as to which he shall not have acted in good faith in the reasonable belief that his action was in the best interest of the New Fund or, in the case of any criminal proceeding, as to which he shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that no Covered Person shall be indemnified hereunder against any liability to any person or any expense of such Covered Person arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as "DISABLING CONDUCT"). The rights to indemnification will continue as to a person who has ceased to be a Trustee or officer of the New Fund and shall inure to the benefit of his or her heirs, executors and personal and legal representatives.

PREEMPTIVE, DISSENTER'S AND OTHER RIGHTS

     The MA Declaration provides that Fund shareholders shall have no preemptive or other right to receive, purchase or subscribe for any additional shares or other securities issued by the Fund. The DE Declaration provides that no shareholder shall have any preference, preemptive, appraisal, conversion or exchange rights except as specified by the Board of Trustees.

AMENDMENTS TO DECLARATION OF TRUST

     The MA Declaration may be amended by an instrument in writing signed by a majority of the trustees when authorized by the majority of outstanding shares. The Board of Trustees may amend the MA Declaration, without the need for a shareholder vote, for the purpose of changing the name of the Fund, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision in the MA Declaration.

     The DE Declaration may be amended by a majority of the Trustees and, if legally required, by approval of the amendment by shareholders.

INSPECTION RIGHTS

     The MA Declaration and MA By-Laws have no provisions regarding inspection rights. The DE Declaration provides that shareholders may inspect records to the same extent as is permitted under Delaware corporate law.

TERMINATION AND DISSOLUTION

     The MA Declaration provides that the Fund may be terminated at any time by the vote of shareholders holding at least two-thirds of the shares entitled to vote or by the Trustees by written notice to the shareholders. The DE
Declaration provides that the New Fund may be dissolved by vote of 80% of the Trustees.

DERIVATIVE ACTIONS

     The MA Declaration does not specifically address derivative actions. Under the Delaware Act, a shareholder may bring a derivative action if trustees with authority to do so have refused to bring the action or if a demand upon the trustees to bring the action is not likely to succeed. A shareholder may bring a derivative action only if the shareholder is a shareholder at the time the action is brought and (1) was a shareholder at the time of the transaction complained about, or (2) acquired the status of shareholder by operation of law or an Acquiring Trust's governing instrument from a person who was a shareholder at the time of the transaction.

     A shareholder's right to bring a derivative action may also be subject to additional standards and restrictions set forth in the New Fund's governing instrument. The DE Declaration provides that a shareholder may bring a derivative action on behalf of the New Fund only if the shareholder first makes a pre-suit demand upon its Board of Trustees to bring the action, unless the pre-suit demand is excused. A pre-suit demand shall only be excused if a majority of the Board of Trustees, or a majority of any committee established to consider the merits of the action, has a material personal financial interest in the action at issue. A trustee shall not be deemed to have a material personal financial interest in an action by virtue of receiving payment for serving on the Board of Trustees of the New Fund or of one or more other investment companies with the same or an affiliated investment adviser or underwriter.

                               FORM OF PROXY CARD

                                    IMPORTANT
                        ********************************

IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE STRONGLY URGE YOU TO REVIEW, COMPLETE AND RETURN YOUR BALLOT AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE SIGN AND DATE BEFORE MAILING.

This proxy card is SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES of Highland Floating Rate Advantage Fund for the special meeting of shareholders to be held at [_]:00 a.m. Central Time, on [_______], 2007 at the offices of Highland Capital Management, L.P., 13455 Noel Road, Suite 800, Dallas, Texas 75240 (the "Special Meeting").

The signers of this proxy card hereby appoint Mark Okada and M. Jason Blackburn as proxies, each with the power to appoint his substitute and to vote the shares held by the undersigned at the Special Meeting, and at any adjournment thereof, in the manner directed with respect to the matter referred to in the Proxy Statement for the Special Meeting, receipt of which is hereby acknowledged.

The Board of Trustees unanimously recommends a vote "FOR" the matter.

HIGHLAND FLOATING RATE ADVANTAGE FUND

Please be sure to sign and date this Proxy.

--------------------------
Date

--------------------------
Signature

--------------------------
Signature (if held jointly)

[  ]  CHECK HERE IF YOU PLAN TO ATTEND THE MEETING (___ PERSON(S) WILL ATTEND.)

THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE MATTER.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE FOLLOWING MATTER.

Please indicate your vote by marking the appropriate box.   Example:   [X]

1. To approve an Agreement and Plan of Reorganization, pursuant to which Highland Floating Rate Advantage Fund would be reorganized into a newly formed Delaware statutory trust, also named Highland Floating Rate Advantage Fund.

               For                      Against               Abstain
               [  ]                     [  ]                  [  ]

MARK BOX FOR ADDRESS CHANGE AND NOTE NEW ADDRESS BELOW  [   ]

PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THE ENCLOSED
ENVELOPE.

NOTE: This proxy card must be signed exactly as your name(s) appear(s) hereon. If you sign as an attorney, executor, guardian or in some representative capacity as an officer of a corporation, please add titles as such. A proxy with respect to shares held in the name of two or more persons shall be valid if executed by one of them unless at or prior to exercise of such proxy Highland Floating Rate Advantage Fund receives specific written notice to the contrary from any one of them.